SECOND WAIVER AND AMENDMENT

This SECOND WAIVER AND AMENDMENT (this “Waiver”) is made and entered into as of July 27, 2006, by and between China Security & Surveillance Technology, Inc., a British Virgin Islands corporation  (the “Company”), and the investor identified on the signature page hereto (the “Investor”).

WHEREAS, the Company and the Investors (including the Investor) are parties to that certain Securities Purchase Agreement, dated as of July 6, 2006 (as amended by that certain Waiver and Amendment to Purchase Agreement, dated as of July 26, 2006, the “Purchase Agreement”), and to the Registration Rights Agreement entered into in connection with the Purchase Agreement. All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement and exhibits thereto;

WHEREAS, certain Investors desire to change their Investment Amounts to the amounts set forth opposite their names on Schedule A to this Waiver;

WHEREAS, the Registration Rights Agreement provides that amendments and waivers to, and consents to departures from, the provisions thereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities;

WHEREAS, the Purchase Agreement provides that the provisions of the Purchase Agreement may not be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares; and

WHEREAS, the Investor along with other Investors who are executing similar waivers hold a majority of the Shares and a majority in interest of the outstanding Registrable Securities.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration the receipt and sufficiency are hereby acknowledged, the parties hereby agree as follows:

1.  The respective Investment Amounts of the Investors under the Purchase Agreement as identified on the signature pages to the Purchase Agreement are hereby amended and replaced with the amount set forth opposite each Investor’s name on Schedule A to this Waiver.

2.  All additional Shares and Warrant Shares resulting from the revisions in Investment Amounts set forth in Schedule A shall be deemed (a) Registrable Securities for all purposes under the Registration Rights Agreement, and (b) Shares and Warrant Shares for all purposes under the Purchase Agreement.

3.  This Waiver along with the Purchase Agreement, and the other Transaction Documents contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Waiver.

4.  This Waiver may be executed in two or more counterparts, all of which when taken together shall be considered one and the same Waiver and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.  The execution of this Waiver shall not be deemed to be a waiver with respect to any other provision of the Purchase Agreement or the Registration Rights Agreement. No other provision of the Purchase Agreement, the Registration Rights Agreement or any other document executed in connection therewith shall be deemed changed or otherwise altered hereby, and all such provisions shall continue in full force and effect.

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SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized signatories as of the date first indicated above.

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

By:_______________________________________

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR:

By:
Name:
Title:

No. of Shares to be Acquired

by Investor under

Purchase Agreement: _____________________

Schedule A

Name of the Investor	Investment Amount ($)
Jayhawk China Fund (Cayman), Ltd	$ 4,000,000.00
Pope Investments LLC	2,100,000.00
Lake Street Fund, L.P.	1,300,000.00
Sandor Capital Master Fund, L.P.	577,500.00
Fred L. Astman (IRA Rollover)	500,000.00
Halter / Pope USX China Fund	350,000.00
Patara Capital LP	175,000.00
John S. Lemak	122,500.00
Outpoint Capital LP	35,000.00